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                                                         Lincoln Life & Annuity
[LOGO OF American              (NY) Variable               Company of New York
Legacy III(R)]              Annuity Application                Home office:
                                                           Syracuse, New York

  Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a  Contract Owner

                                     Social Security number/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
----------------------------------
Full legal name or trust name*       Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month   Day    Year
                                        [ ] Male   [ ] Female


-----------------------------------  Home telephone number  [ ][ ][ ] [ ][ ][ ]-[ ][ ][ ][ ]
Street address
                                     Date of trust*  [ ][ ] [ ][ ] [ ][ ]
----------------------------------                   Month   Day    Year
City             State        ZIP
                                           Is trust revocable?*
                                              [ ] Yes   [ ] No

                                     *This information is required for trusts.

----------------------------------
Trustee name*

Note: Maximum age of Contract Owner is 89.

1b  Joint Contract Owner

                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
---------------------------
Full legal name                      Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month   Day    Year

                                        [ ] Male   [ ] Female
                                        [ ] Spouse [ ] Non-Spouse

Note: Maximum age of Joint Contract Owner is 89.

2a  Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint
    Owner if younger, will be the Annuitant.)

                                     Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
----------------------------------
Full legal name                      Date of birth    [ ][ ] [ ][ ] [ ][ ]
                                                      Month    Day   Year

                                        [ ] Male   [ ] Female

-----------------------------------  Home telephone number [ ][ ][ ] [ ][ ][ ]-[ ][ ][ ][ ]
Street address

----------------------------------
City             State        ZIP

Note: Maximum age of Annuitant is 89.

2b  Contingent Annuitant


---------------------------------  Social Security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Full legal name

Note: Maximum age of Contingent Annuitant is 89.

3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on a separate sheet. If listing children, use full legal names.)

                                                                                                                             %
-----------------------------------------------------------      ------------------------------        -------------      ----
Primary:  Full legal name or trust name*                         Relationship to Contract Owner        SSN/TIN
                                                                                                                             %
-----------------------------------------------------------      ------------------------------        -------------      ----
Primary:  Full legal name                                        Relationship to Contract Owner        SSN/TIN
                                                                                                                             %
-----------------------------------------------------------      ------------------------------        -------------      ----
Contingent:  Full legal name or trust name                       Relationship to Contract Owner        SSN/TIN

-----------------------------------------------------------      Date of trust*   [ ][ ] [ ][ ] [ ][ ]     Is trust revocable?*
Executor/Trustee name*                                                            Month   Day    Year      [ ] Yes      [ ] No
                                                                 *This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

4  Type of Contract

Nonqualified: [ ] Initial Contribution  OR  [ ] 1035 Exchange

Tax-Qualified (must complete plan type): [ ] Initial Contribution, Tax Year ____ OR [ ] Transfer OR [ ] Rollover

Plan Type (check one): [ ] Roth IRA [ ] Traditional IRA

                                    Page 1

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5a  Allocation (This section must be completed.)

Initial minimums:
    Nonqualified    $1,500    Qualified    $1,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund pending instructions from the Contract Owner.

--------------------------------------------------------
Please allocate my contribution of:

      $____________________ OR $ ___________________
       Initial contribution      Approximate amount
                                 from previous carrier
--------------------------------------------------------
INTO THE FUND(S) BELOW [ARROW SYMBOL]
--------------------------------------------------------
Use whole percentages

        %  Global Discovery Fund
--------
        %  Global Growth Fund
--------
        %  Global Small Capitalization Fund
--------
        %  Growth Fund
--------
        %  International Fund
--------
        %  New World Fund
--------
        %  Blue Chip Income and Growth Fund
--------
        %  Growth-Income Fund
--------
        %  Asset Allocation Fund
--------
        %  High-Yield Bond Fund
--------
        %  Bond Fund
--------
        %  U.S. Govt./AAA-Rated Securities Fund
--------
        %  Cash Management Fund
--------
        %  Fixed Account
--------
        %  DCA Fixed Account (must complete 5b)
--------
        %  Total (must = 100%)
========

--------------------------------------------------------

5b  Dollar Cost Averaging (Complete only if electing DCA.)

----------------------------------------------------------

$1,500 minimum required in the Holding Account

----------------------------------------------------------------------
Total amount to DCA:                      $
                                            --------------------
        OR

MONTHLY amount to DCA:                    $
                                            --------------------

----------------------------------------------------------------------

OVER THE FOLLOWING PERIOD:                  ---------------------
                                               MONTHS (6-60)

----------------------------------------------------------------------
FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[ ]  DCA Fixed Account
[ ]  Cash Management Fund*
[ ]  U.S. Govt./AAA-Rated Securities Fund*
----------------------------------------------------------------------
INTO THE FUND(S) BELOW [ARROW SYMBOL]
----------------------------------------------------------------------
Use whole percentages                *The DCA Holding Account
                                      and the DCA fund elected
                                      cannot be the same.
        %  Global Discovery Fund
--------
        %  Global Growth Fund
--------
        %  Global Small Capitalization Fund
--------
        %  Growth Fund
--------
        %  International Fund
--------
        %  New World Fund
--------
        %  Blue Chip Income and Growth Fund
--------
        %  Growth-Income Fund
--------
        %  Asset Allocation Fund
--------
        %  High-Yield Bond Fund
--------
        %  Bond Fund
--------
        %  U.S. Govt./AAA-Rated Securities Fund*
--------
        %  Cash Management Fund*
--------
        %  Fixed Account
--------
        %  Total (must = 100%)
========

----------------------------------------------------------------------

Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

5c  Cross-Reinvestment or Portfolio Rebalancing

To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

6  Automatic Withdrawals 10,000 minimum account balance required.
--------------------------------------------------------------------------------
Note: Withdrawals exceeding 10% of total contract value per year may be subject to contingent deferred sales charges.

[ ] Please provide me with automatic withdrawals based on 10% of total value

[ ] Monthly    [ ] Quarterly  [ ] Semiannually   [ ] Annually

Begin withdrawals in [ ][ ]  [ ][ ]
                      Month   Year

[ ] Please provide me with automatic withdrawals of $___________________

[ ] Monthly    [ ] Quarterly  [ ] Semiannually   [ ] Annually

Begin withdrawals in [ ][ ]  [ ][ ]
                      Month   Year
--------------------------------------------------------------------------------

ELECT ONE:   [ ] Do withhold taxes    [ ] Do not withhold taxes

ELECT ONE:   [ ] Send check to address of record OR [ ] Send check to the following alternate
                                                        address:

Note: If no tax withholding selection is made, taxes will be withheld.

                 For direct deposit into
                 your bank account, an       ------------------------------
                 electronic fund transfer
                 form must be completed      ------------------------------
                 and submitted with a
                 voided check.               ------------------------------

                                   Page 2



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7  Automatic Bank Draft
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Print account holder name(s) EXACTLY as shown on bank records

                                                             ATTACH VOIDED CHECK
  -----------------------------------------------------------
  Bank name                                ABA number

  ------------------------------------------------------------------------------
  Bank street address                 City                    State        ZIP

  Automatic bank draft start date:

  [_][_]    [_][_]    [_][_]                                    $
  Month   Day (1-28)   Year     ------------------------------   ---------------
                                  Checking account number         Monthly amount

  I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life & Annuity Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

--------------------------------------------------------------------------------
8 Replacement Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

  ELECT ONE: [_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form. (Attach a state replacement form.)

  ------------------------------------------------------------------------------
  Company name

  ------------------------------------------------------------------------------
  Plan name                                              Year issued

--------------------------------------------------------------------------------
9  Signatures
--------------------------------------------------------------------------------

From time to time, interest credited to amounts allocated to the six- or twelve-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

This annuity has a 1.4% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years, and an enhanced DCA program. We also offer an annuity with a 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program. All charges and features are fully described in the contract and prospectus.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

  -------------------------------------------
  Signed at (city)                 State           Date  [_][_]  [_][_]  [_][_]
                                                         Month     Day    Year


  -------------------------------------------
   Signature of          Joint Contract Owner
  Contract Owner           (if applicable)



  -------------------------------------------
  Signed at (city)              State              Date  [_][_]  [_][_]  [_][_]
                                                         Month     Day    Year


  -------------------------------------------
  Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

================================================================================
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
================================================================================
                                    Page 3



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================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
================================================================================

--------------------------------------------------------------------------------
10 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------

    ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s): (Attach a state replacement form.)

                                                                 $
--------------------------------------------------------------------------------
    Company name                                 Year issued       Amount

--------------------------------------------------------------------------------
11  Additional Remarks
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12  Dealer Information
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    [_] 1   [_] 2   [_] 3    Note: Licensing appointment with Lincoln Life &
                                   Annuity Company of New York is required for
                                   this application to be processed. If more
                                   than one representative, please indicate
                                   names and percentages in Section 11.
--------------------------------------------------------------------------------

    ------------------------------------------  [_][_][_] [_][_][_]-[_][_][_][_]
    Registered representative's name            Registered representative's
    (print as it appears on NASD licensing)     telephone number

    ------------------------------------------  [_][_][_]-[_][_]-[_][_][_][_]
    Client account number at dealer             Registered representative's SSN
    (if applicable)

    ----------------------------------------------------------------------------
    Dealer's name


    ----------------------------------------------------------------------------
    Branch address                   City                    State        ZIP
    [_] CHECK IF BROKER CHANGE OF ADDRESS
--------------------------------------------------------------------------------
13  Representative's Signature
--------------------------------------------------------------------------------

    The representative hereby certifies that he/she witnessed the signature(s) in Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief.

    ----------------------------------------------------------------------------
    Signature
--------------------------------------------------------------------------------
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                      Send completed application -- with a check made payable to
                      Lincoln Life & Annuity Company New York -- to your investment dealer's home office or to:

[LOGO OF American     Lincoln Life & Annuity Company of New York
Legacy III(R)]        Servicing Office - P.O. Box 2348
                      Fort Wayne, IN 46801-2348

   By Express Mail:   Lincoln Life & Annuity Company of New York
                      Attention: American Legacy Operations
                      1300 South Clinton Street
                      Fort Wayne, IN 46802

                      If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 800 942-5500.

                                    Page 4